                                 EXHIBIT 99.2
                                 ------------


                                    FOR IMMEDIATE RELEASE


                                    CONTACT:   JOHN HAWKINS
                                               VICE PRESIDENT
                                               CORPORATE COMMUNICATIONS
                                               (301) 592-5075

                                               JOHN_HAWKINS@CHOICEHOTELS.COM


                                               JOE SQUERI

                                               VICE PRESIDENT,
                                               TREASURER, CONTROLLER
                                               (301) 592-5006


                         CHOICE HOTELS REPORTS RECORD

                         FIRST QUARTER EARNINGS;
                         RECURRING NET INCOME UP 34%;
                         RECURRING DILUTED EPS INCREASES 42%



SILVER SPRING, MD. (APRIL 21, 1999)    Choice Hotels International, Inc. (NYSE:
CHH) today reported first quarter 1999 net income of $10.3 million, or $0.18 diluted earnings per share (EPS), increases of 26% and 36% respectively, over the $8.1 million in net income and $0.13 diluted EPS reported for first quarter 1998.

     Recurring net income for the first quarter of this year was $9.5 million, or $0.17 diluted EPS, representing a 34% increase in net income and a 42% increase in diluted EPS compared to recurring net income of $7.1 million, or $0.12 diluted EPS for the same period a year ago.

     "Choice Hotels continues to register very strong earnings because of solid unit growth and hotel performance," said Charles A. Ledsinger, Jr., president and chief executive officer. He continued, "We are very pleased that the fundamentals of the business continue to be strong, as we achieve a higher effective royalty rate through a shift in product mix that matches our overall brand strategy."

     The company reported franchise-related revenues of $28.8 million for first quarter 1999, compared to $26.7 million for first quarter 1998.

     Franchise-related revenues exclude product sales and European hotel operations revenue, both of which are classified as non-strategic operations. The company sold its European hotel operations to Friendly Hotels PLC in January 1998. In the fourth quarter of 1998, the company discontinued the group purchasing program as previously operated.

     Royalty revenues for first quarter 1999 increased 15% to $23.8 million from $20.6 million for the same period a year ago, with the system-wide domestic effective royalty rate also increasing from 3.46% in first quarter 1998 to 3.61% for the first quarter of 1999. Domestic revenue per available room (RevPAR) increased 2.0% from $26.34 in first quarter 1998 to $26.87 in the quarter just ended.

          As of March 31, 1999, the total number of Choice hotels on-line worldwide grew 15% to 4,056 from 3,522 as of the same date a year ago. As of March 31, 1999, the total number of rooms worldwide increased 10% to 325,326 from 294,937 as of the same date a year ago.

          As of March 31, 1999, the company had 778 franchised hotels with 63,427 rooms either in design or under construction in its worldwide hotel system.

          During the first quarter of 1999, the company introduced its revolutionary Internet purchasing system Choicebuys.com. Choicebuys.com allows hotel owners to purchase goods and services for their hotels at discounted prices.

          By virtue of its ease of usage and its preferred pricing, the system may potentially drive annual expenditures of $1.5 billion in goods and services by Choice franchisees.

          "Choicebuys.com is just the first step for Choice in maximizing the value of the Internet to our hotels and our guests," said Ledsinger. "Choice is aggressively exploring ways to bring technology to our guests through in-room Internet service, a strategy that will bring significant value to our franchisees, guests and shareholders."

Notable Events
--------------
        Among the notable company events occurring since the first of the year:

  * Continuation of the stock repurchase program announced June 25, 1998. The company has purchased 5.9 million shares of common stock at a total cost of $80.6 million as of April 21, 1999, and has remaining authority to acquire up to 2.8 million additional shares. As of April 21, 1999, 54.9 million shares are outstanding.


  * Opening of the 200th Sleep Inn hotel in the Buckhead section of Atlanta by Summit Management Corporation.


  * Creation of new development incentives for: the MainStay Suites hotel brand to spur growth of the extended-stay brand in target markets; the Clarion brand to gain distribution in key gateway markets; and the Sleep Inn brand to assist franchisees with new hotel marketing.


  * Announcement of a new development plan for the Caribbean, with the goal of adding 25 new hotels in the Comfort, Quality, Clarion and Sleep Inn brands within the next four years.


  * Signing of a development agreement for the Middle East and Africa with Windsor Hotels of Cairo, Egypt, that will add 17 properties in the Clarion and Quality brands within three years.


  * Revision of the basic franchise agreement to reflect a reduction in the cap on liquidated damages from 60 to 36 months for franchisees leaving the system.

     Choice Hotels International is the second-largest hotel franchisor in the world with 4,056 hotels open, representing 325,326 rooms, and another 778 hotels under development, representing 63,427 rooms, in 36 countries, as of March 31, 1999. Its Comfort, Quality, Clarion, Sleep Inn, Econo Lodge, Rodeway Inn and MainStay Suites brands serve guests worldwide.


                                     # # #


     Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities law. Such statements are based on management's beliefs, assumptions and expectations, which in turn are based on information currently available to management.
Actual performance and results could differ from those expressed in or contemplated by the forward-looking statements due to a number of risks, uncertainties and other factors, many of which are beyond Choice's ability to predict or control. For further information on factors that could impact Choice and the statements contained therein, we refer you to the filings made by Choice with the Securities and Exchange Commission, including its registration statement on Form S-4 and report on Form 8-K.

     Additional corporate information may be found on the Choice Hotels' Internet site, which may be accessed at www.choicehotels.com

     Comfort, Quality, Clarion, Sleep Inn, Econo Lodge, Roadway Inn and MainStay Suites are registered trademarks and service marks of Choice Hotels international Inc. Choicebuys.com is a pending trademark of Choice Hotels International.

Choice Hotels International, Inc.
Consolidated Statements of Income
(Unaudited)



(In thousands, except per share amounts)                         Three Months Ended
                                                              March 31,        March 31,
Revenues                                                        1999             1998
                                                            ------------      -----------
Royalty fees                                                     $23,798          $20,646
Initial franchise fees and relicensing fees                        2,849            3,414
Partner service revenue                                            1,716            1,618
Other                                                                410            1,040
                                                            ------------      -----------
       Total revenues                                             28,773           26,718

Operating expenses

Selling, general and administrative                               10,979           11,216
Depreciation and amortization                                      1,762            1,824
                                                            ------------      -----------
       Total operating expenses                                   12,741           13,040

Operating income                                                  16,032           13,678

Non-strategic operations (a)
Product sales                                                        134              426
European operations                                                    -              (48)
                                                            ------------      -----------
       Total non-strategic operating income                          134              378

Other
Gain on sale of stock                                             (1,260)          (1,766)
Interest and dividend income                                      (4,608)          (2,720)
Interest expense                                                   4,762            4,581
                                                            ------------      -----------
       Total other                                                (1,106)              95
                                                            ------------      -----------

Income before income taxes                                        17,272           13,961

Income taxes                                                       6,995            5,815
                                                            ------------      -----------
Net income                                                       $10,277          $ 8,146
                                                            ============      ===========
Weighted average shares outstanding                               55,886           59,742
                                                            ============      ===========
Diluted shares outstanding                                        56,508           60,970
                                                            ============      ===========
Diluted earnings per share                                         $0.18            $0.13
                                                            ============      ===========

(a) The company sold its European hotel operations to Friendly Hotel PLC in January 1998. In the fourth quarter of 1998, the company discontinued the group purchasing program as previously operated.

Choice Hotels International, Inc.
Consolidated Balance Sheets


(In thousands)
                                                              March 31,        March 31,
                                                                1999             1998
                                                            ------------      -----------
                                                            (Unaudited)
                                   ASSETS
Cash and cash equivalents                                       $  4,536         $  1,692
Other current assets                                              27,729           33,969
                                                            ------------      -----------
       Total current assets                                       32,265           35,661

Fixed assets and intangibles, net                                147,955          144,575
Note receivable from Sunburst Hospitality                        131,259          127,849
Investments and other                                             96,202           90,140
                                                            ------------      -----------
       Total assets                                              407,681          398,225
                                                            ------------      -----------

                                 LIABILITIES

Current portion of long-term debt                                 17,646           22,646
Other current liabilities                                         29,514           35,822
                                                            ------------      -----------
                             Total current liabilities            47,160           58,468

Long-term debt                                                   284,327          256,564
Deferred income taxes and other                                   30,885           26,683
                                                            ------------      -----------
       Total liabilities                                         362,372          341,715
                                                            ------------      -----------
       Total shareholders' equity                                 45,309           56,510
                                                            ------------      -----------
       Total liabilities and shareholders' equity               $407,681         $398,225
                                                            ============      ===========

                          CHOICE HOTELS INTERNATIONAL
                  SUPPLEMENTAL OPERATING INFORMATION BY BRAND
                             Domestic Hotel System

                                                      Three Months Ended
                                                   March 31,        March 31,
                                                     1999             1998
                                                 ------------      -----------
COMFORT INN
     Hotels                                           1,214            1,167
     Rooms                                           95,397           94,005
     Avg. Daily Rate                                 $54.44           $52.59
     (ADR)
     Occupancy %                                      52.3%            53.2%
     RevPAR                                          $28.46           $27.96
     Effective Royalty                                4.10%            3.93%
     Rate


COMFORT SUITES
     Hotels                                             192              157
     Rooms                                           15,768           12,670
     Avg. Daily Rate                                 $67.24           $65.11
     (ADR)
     Occupancy %                                      58.3%            59.1%
     RevPAR                                          $39.18           $38.47
     Effective Royalty                                4.40%            4.24%
     Rate


QUALITY
     Hotels                                             425             425
     Rooms                                           49,312          50,584
     Avg. Daily Rate                                 $57.64          $54.80
     (ADR)
     Occupancy %                                      47.3%           49.2%
     RevPAR                                          $27.26          $26.95
     Effective Royalty                                3.23%           2.98%
     Rate


CLARION
     Hotels                                             109              93
     Rooms                                           18,784          15,689
     Avg. Daily Rate                                 $70.49          $71.16
     (ADR)
     Occupancy %                                      51.0%           51.6%
     RevPAR                                          $35.97          $36.73
     Effective Royalty                                2.03%           2.12%
     Rate


SLEEP
     Hotels                                             205            164
     Rooms                                           15,641         12,198
     Avg. Daily Rate                                 $50.47         $48.14
     (ADR)
     Occupancy %                                      49.2%          50.6%
     RevPAR                                          $24.83         $24.35
     Effective Royalty                                3.70%          3.38%
     Rate

                          CHOICE HOTELS INTERNATIONAL
                  SUPPLEMENTAL OPERATING INFORMATION BY BRAND
                             Domestic Hotel System



                                                        Three Months Ended
                                                     March 31,        March 31,
                                                       1999             1998
                                                 ------------      -----------
MAINSTAY
     Hotels                                                23               11
     Rooms                                              2,142            1,018
     Avg. Daily Rate                                   $55.12           $56.91
     (ADR)
     Occupancy %                                        52.0%            30.4%
     RevPAR                                            $28.64           $17.30
     Effective Royalty                                  2.96%            2.57%
     Rate


ECONO LODGE
     Hotels                                               695              695
     Rooms                                             44,266           45,123
     Avg. Daily Rate                                   $40.90           $39.35
     (ADR)
     Occupancy %                                        43.0%            44.1%
     RevPAR                                            $17.61           $17.34
     Effective Royalty                                  3.59%            3.50%
     Rate


RODEWAY
     Hotels                                               190              202
     Rooms                                             11,796           12,621
     Avg. Daily Rate                                   $40.92           $39.64
     (ADR)
     Occupancy %                                        42.4%            42.1%
     RevPAR                                            $17.36           $16.69
     Effective Royalty                                  2.37%            2.49%
     Rate


TOTAL CHOICE - DOMESTIC
     Hotels                                             3,053            2,914
     Rooms                                            253,106          243,908
     Avg. Daily Rate                                   $54.35           $52.35
     (ADR)
     Occupancy %                                        49.4%            50.3%
     RevPAR                                            $26.87           $26.34
     Effective Royalty                                  3.61%            3.46%
     Rate

================================================================================